UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant   ☒
Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

PARKWAY ACQUISITION CORP.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒            No fee required.

☐            Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:
☐	Fee paid previously with preliminary materials:
☐
Check box if any part of the fee is offset as provided in Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed

EXPLANATORY NOTE: This notice, proxy statement and form of proxy (the "Proxy Materials") in connection with the registrant's 2017 annual meeting of shareholders are being furnished to the Securities and Exchange Commission (the "Commission") pursuant to the requirements of Form 10-K under "Supplemental Information to be Furnished with Reports Filed Pursuant to Section 15(d) of the Act by Registrants Which Have Not Registered Securities Pursuant to Section 12 of the Act." The Proxy Materials shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section and shall not be deemed incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, except as expressly set forth by specific reference in such filing.  The Proxy Materials are being submitted to the SEC in electronic format on Form DEF 14A pursuant to Commission Release Nos. 33-7427; 34-38798 and Rule 101(a)(1)(iii) of Regulation S-T.

i

PARKWAY ACQUISITION CORP.

Dear Shareholder:

You are cordially invited to attend the 2017 Annual Meeting of Shareholders of Parkway Acquisition Corp. to be held on Tuesday, May 9, 2017 at 1:00 p.m. at the Wytheville Meeting Center, 333 Community Blvd, Wytheville, Virginia 24382.

At the Annual Meeting, you will be asked to elect thirteen directors for terms of one year each, and to ratify the appointment of our independent registered public accounting firm for the year ending December 31, 2017.  Enclosed with this letter is a formal notice of the Annual Meeting, a Proxy Statement and a form of proxy.

Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented and voted.  Please complete, sign, date and return the enclosed proxy promptly using the enclosed postage-paid envelope.  The enclosed proxy, when returned properly executed, will be voted in the manner directed in the proxy.

We hope you will participate in the Annual Meeting, either in person or by proxy.

Sincerely,

/s/ Allan Funk
Alan Funk
President and Chief Executive Officer
Independence, Virginia
April 7, 2017

Parkway Acquisition Corp.
101 Jacksonville Circle
Floyd, Virginia  24091

___________________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
___________________

The Annual Meeting of Shareholders (the "Annual Meeting") of Parkway Acquisition Corp. (the "Company") will be held on Tuesday, May 9, 2017 at 1:00 p.m. at the Wytheville Meeting Center, 333 Community Blvd, Wytheville, Virginia, for the following purposes:

1.	To elect thirteen directors to serve for terms of one year each expiring at the 2018 annual meeting of shareholders;

2.	To ratify the appointment of Elliott Davis Decosimo, PLLC as our independent registered public accounting firm for fiscal year ending December 31, 2017;

3. To act upon such other matters as may properly come before the Annual Meeting.

Only holders of shares of Common Stock of record at the close of business on March 31, 2017, the record date fixed by the Board of Directors of the Company, are entitled to notice of, and to vote at, the Annual Meeting.

By Order of the Board of Directors

/s/ Suzanne S. Yearout
Suzanne S. Yearout
April 7, 2017	Secretary

Parkway Acquisition Corp.
101 Jacksonville Circle
Floyd, Virginia  24091

PROXY STATEMENT

GENERAL

This Proxy Statement is furnished to holders of the common stock ("Common Stock") of Parkway Acquisition Corp. (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company to be used at the 2017 Annual Meeting of Shareholders (the "Annual Meeting") to be held on Tuesday, May 9, 2017 at 1:00 p.m. at the Wytheville Meeting Center, 333 Community Blvd, Wytheville, and any duly reconvened meeting after adjournment thereof.

Any shareholder who executes a proxy has the power to revoke it at any time by written notice to the Secretary of the Company, by executing a proxy dated as of a later date, or by voting in person at the Annual Meeting.  It is expected that this Proxy Statement and the enclosed proxy card will be mailed on or about April 7, 2017 to all shareholders entitled to vote at the Annual Meeting.

If the enclosed proxy is properly executed in time for voting at the Annual Meeting, the shares represented thereby will be voted according to such instructions. If no instructions are given in an executed proxy, the proxy will be voted FOR Proposals One and Two, and in the discretion of the proxy holders as to any other matters which may properly come before the meeting.

The cost of soliciting proxies for the Annual Meeting will be borne by the Company.  The Company does not intend to solicit proxies otherwise than by use of the mails, but certain officers and regular employees of the Company or its subsidiaries, without additional compensation, may use their personal efforts, by telephone or otherwise, to obtain proxies.  The Company may also reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses in forwarding proxy materials to the beneficial owners of shares of Common Stock.

On March 31, 2017, the record date for determining those shareholders entitled to notice of and to vote at the Annual Meeting, there were 5,021,376 shares of Common Stock issued and outstanding.  Each outstanding share of Common Stock is entitled to one vote on all matters to be acted upon at the Annual Meeting.  A majority of the shares of Common Stock entitled to vote, represented in person or by proxy, constitutes a quorum for the transaction of business at the Annual Meeting.

If a quorum is present, the election of each nominee to the Board of Directors will be approved by the affirmative vote of a plurality of the shares represented at the meeting, and the ratification of accountants will be approved if a majority of the votes cast at the meeting vote in favor of the proposal.

A shareholder may abstain or (only with respect to the election of directors) withhold his or her vote (collectively, "Abstentions") with respect to each item submitted for shareholder approval.  Abstentions will be counted for purposes of determining the existence of a quorum.  Abstentions will not be counted as voting in favor of, or against the relevant item.

A broker who holds shares in "street name" has the authority to vote on certain items when it has not received instructions from the beneficial owner.  Except for certain items for which brokers are prohibited from exercising their discretion, a broker is entitled to vote on matters presented to shareholders without instructions from the beneficial owner.  "Broker shares" that are voted on at least one matter will be counted for purposes of determining the existence of a quorum for the transaction of business at the Annual Meeting.  Where brokers do not have or do not exercise such discretion, the inability or failure to vote is referred to as a "broker nonvote."  Under the circumstances where the broker is not permitted to, or does not, exercise its discretion, assuming proper disclosure to the Company of such inability to vote, broker nonvotes will not be counted as voting in favor of, or against, the particular matter.  A broker is prohibited from voting on the election of directors without instructions from the beneficial owner; therefore, there may be broker nonvotes on this proposal.  A broker may vote on the ratification of the independent public accountant; therefore, no broker nonvotes are expected to exist in connection with Proposal Two.  Because abstentions and broker nonvotes will not count as votes cast in either proposal, abstentions and broker nonvotes will have no effect on the voting on these matters at the Annual Meeting.

The Board of Directors is not aware of any matters other than those described in this Proxy Statement that may be presented for action at the Annual Meeting.  However, if other matters do properly come before the Annual Meeting, the persons named in the enclosed proxy card possess discretionary authority to vote in accordance with their best judgment with respect to such other matters.

PROPOSAL ONE

ELECTION OF DIRECTORS

The Company's Articles of Incorporation call for the election of all directors at each annual meeting of Company's shareholders.  Therefore, at the Annual Meeting, thirteen directors are to be elected to serve for terms of one year each, expiring at the 2018 annual meeting of shareholders.

The election of each nominee for director requires the affirmative vote of the holders of a plurality of the shares of Common Stock cast in the election of directors.  If the proxy is executed in such manner as not to withhold authority for the election of any or all of the nominees for directors, then the persons named in the proxy will vote the shares represented by the proxy for the election of the nominees named below.  If the proxy indicates that the shareholder wishes to withhold a vote from one or more nominees for director, such instructions will be followed by the persons named in the proxy.

Each nominee has consented to being named in this Proxy Statement and has agreed to serve if elected.  The Board of Directors has no reason to believe that any of the nominees will be unable or unwilling to serve.  If, at the time of the Annual Meeting, any nominee is unable or unwilling to serve as a director, votes will be cast, pursuant to the enclosed proxy, for such substitute nominee as may be nominated by the Board of Directors.  There are no current arrangements between any nominee and any other person pursuant to which a nominee was selected.  No family relationships exist among any of the directors or between any of the directors and executive officers of the Company.
The following biographical information discloses each director's age and business experience, and the year that each individual was first elected to the Board of Directors of the Company.  Previous service on the boards of Grayson Bankshares, Inc. (Grayson) or Cardinal Bankshares Corp. (Cardinal) prior to the merger with and into the Company is also disclosed, as are the specific skills or attributes that qualify each director for service on the Board of Directors.

Nominees for Election
Thomas M. Jackson, Jr. (59) – Mr. Jackson has been Chairman of the Board of Parkway since its inception in November 2015.  Prior to that he served as Chairman of the Board of Grayson and Grayson National Bank from 2011 to 2016 and a director from 2002. Mr. Jackson was Vice Chairman of Grayson and Grayson National Bank from 2009 to 2011. Mr. Jackson practices law in Hillsville and Wytheville, Virginia. He served as a representative of the 6th District in the Virginia House of Delegates from 1988 to 2002. Mr. Jackson's knowledge of real estate and contract law assists Skyline National Bank in its real estate and commercial lending activities. Through his service in the legislature and his current legal practice he has gained extensive knowledge of the communities served by Parkway and Skyline National Bank.
James W. Shortt (54) – Mr. Shortt has been a director of Parkway since its inception in November 2015 and has served as Vice Chairman since June 2016.  Mr. Shortt served as a director of Cardinal and the Bank of Floyd from 2012 to 2016, serving as Vice Chairman from 2012 to 2015 and Chairman from 2015 to 2016.  He is the founder and owner of James W. Shortt & Associates, P.C., a general practice law firm with its principal office in Floyd, Virginia. Mr. Shortt is particularly qualified to serve on the Board by virtue of his legal background, especially with regard to his knowledge of real estate law and business and estate transactions. Mr. Shortt has been practicing law in Virginia since 1988. Mr. Shortt is a graduate of the University of Richmond School of Law and Virginia Tech.

Jacky K. Anderson (65) – Mr. Anderson has been a director of Parkway since its inception in November 2015.  He served as a director of Grayson and Grayson National Bank from 1992 to 2016. Mr. Anderson was President and Chief Executive Officer of Grayson and Grayson National Bank from 2000 to 2013. He served as Vice President of Grayson from 1992 to 2000 and as Executive Vice President of Grayson National Bank from 1991 to 2000. Mr. Anderson began working for Grayson National Bank in 1971, giving him over 45 years of experience in the banking industry. During his tenure Mr. Anderson gained in-depth knowledge of the laws and regulations applicable to the banking industry and developed extensive customer and community relationships.
Dr. J. Howard Conduff, Jr. (58) – Dr. Conduff has been a director of Parkway since its inception in November 2015.  He served as a director of Cardinal and the Bank of Floyd for many years, representing a third-generation family member to serve on the Cardinal Board. Dr. Conduff is a private practice dentist in Floyd, Virginia. He is a community leader in the Bank's market area where he serves on numerous civic boards. Dr. Conduff has substantial banking experience due to the length of his service on the Cardinal Board, including his role as Chairman of Cardinal's Audit Committee.  Dr. Conduff is a graduate of the Virginia Military Institute and the MCV School of Dentistry.
Bryan L. Edwards (66) – Mr. Edwards has been a director of Parkway since its inception in November 2015.  He served as a director of Grayson and Grayson National Bank from 2005 to 2016. Mr. Edwards has served as the Manager of the Town of Sparta, North Carolina since January 2004. Prior to that, he was employed as a real estate agent with Mountain Dreams Realty and served as Human Resources/Special Projects & Purchasing Director for NAPCO, Inc., a manufacturing company, also in Sparta. His experience allows him to provide working knowledge of local governments and tax authorities as well as insight into local economic and real estate market conditions. Mr. Edwards has served on the Board of Directors of the Blue Ridge Electric Membership Corporation, a rural electric cooperative based in Lenoir, North Carolina, since 2007 and is the current Chairman of the Virginia Carolina Water Authority.

J. Allan Funk (54) – Mr. Funk has been President and Chief Executive Officer, as well as a director of Parkway, since its inception in November 2015.  He served as a director of Grayson and Grayson National Bank from 2013 to 2016 and was named President and Chief Executive Officer of Grayson and Grayson National Bank in September 2013. Mr. Funk previously served as Chief Banking and Lending Officer of Grayson National Bank since May 2011 and as Chief Commercial Loan Officer from 2009 to 2011. Prior to joining Grayson National Bank in 2009, Mr. Funk served as a Senior Vice President and Area Executive in Southwest Virginia for a major regional bank. His banking experience began in 1984 with completion of a bank management training program and includes production and bank management positions of increasing responsibility levels in NC, SC and Southwest Virginia. Mr. Funk has served on the Boards of Directors of the Virginia Association of Community Banks since 2014, and the Crossroads Institute since 2013. He is a graduate of Campbell University (BBA), Wake Forest University Babcock Graduate School of Management (MBA) and the ABA National Graduate Trust School at Northwestern University.
T. Mauyer Gallimore (74) – Mr. Gallimore has been a director of Parkway since its inception in November 2015. He served as a director of Cardinal and the Bank of Floyd from 2012 to 2016. Mr. Gallimore is a native of Floyd, Virginia and he has been a small business owner in Floyd County for over 40 years. Mr. Gallimore is the owner and founder of Blue Ridge Land and Auction Co., Inc. and has over 30 years of experience as a Certified Real Estate Appraiser.  His in depth knowledge of the real estate market in our primary service areas is a valuable resource for our board and management as the majority of the Bank's loans are secured by real estate.

R. Devereux Jarratt (75) – Mr. Jarratt has been a director of Parkway since its inception in November 2015.  He served as a director of Cardinal and the Bank of Floyd from 2013 to 2016. Prior to retiring on December 31, 2014, he had been the Chief Executive Officer of Physicians Care of Virginia since January 1996. Mr. Jarratt has 22 years of experience in the banking industry with various banking institutions, including First National Exchange Bank, Dominion Bankshares Corporation and First Union. Mr. Jarratt has an undergraduate degree in economics and a graduate degree in accounting. His vast business experience, including direct banking experience, combined with his in-depth knowledge of the Cardinal legacy customers and shareholders,
Theresa S. Lazo (60) – Mrs. Lazo has been a director of Parkway since its inception in November 2015. She served as a director of Grayson and Grayson National Bank from 2011 to 2016. Mrs. Lazo currently serves on the Board of Directors of Oak Hill Academy, and she previously served on the Board of Directors of the Chestnut Creek School of the Arts from 2007 to 2014. She also served six years on the Arts Council of the Twin Counties where she held the offices of treasurer, vice president and president at various times during her tenure. Mrs. Lazo recently completed nine years of service on the Galax City School Board. Through her vast experience with local non-profit organizations and public institutions she has developed extensive personal relationships within the communities served by Parkway and Skyline National Bank and offers a unique perspective on our markets.
Carl J. Richardson (71) – Mr. Richardson has been a director of Parkway since its inception in November 2015. He served as a director of Grayson and Grayson National Bank from 1976 to 2016. He served as President and Chief Executive Officer of Grayson National Bank from 1991 to 2000 and of Grayson from 1992 to 2000. Mr. Richardson was employed by Grayson National Bank from 1965 until his retirement in 2000. Mr. Richardson has over 45 years of experience in the banking industry and has significant banking contacts throughout the state of Virginia. His direct knowledge of Grayson's legacy customer base and experience with agricultural and real estate lending are significant assets to the Board. Mr. Richardson has served on the Boards of Directors of the Wytheville Community College Scholarship Foundation since 1998, and the Crossroads Institute since 2014.
Melissa G. Rotenberry (52) – Mrs. Rotenberry has been a director of Parkway since June 2016. She was appointed to the board of Cardinal in April 2016.  Mrs. Rotenberry is the Controller and Chief Financial Officer of Shelor Motor Mile, Inc., where she oversees all financial, accounting and recordkeeping functions for 31 affiliated entities.  These entities include automotive sales and service, consumer finance, insurance sales, real estate investment, construction and development, restaurants and retail stores representing approximately $350 million in annual revenues and over $200 million in inventories and properties.  Her business experience gives her vast insight into economic conditions in and around the New River Valley and her accounting expertise is a significant asset for the board and management.  Mrs. Rotenberry is a graduate of Virginia Tech and has previously served on the Board of Directors for Carilion New River Valley Medical Center.
John Michael Turman (70) – Mr. Turman has been a director of Parkway since July 2016.  He is a long-time resident of Floyd County and has led a variety of businesses in southwest Virginia relating to land, lumber, real estate development, manufacturing, and retail sales.  Mr. Turman has developed extensive personal and business relationships throughout the Bank's market area giving him significant knowledge of both current and potential customers as well as shareholders of Parkway and Skyline.  He attended the University of Virginia's College at Wise and has served on the local Industrial Development Authority.
J. David Vaughan (49) – Mr. Vaughan has been a director of Parkway since its inception in November 2015. He served on the board of Grayson and Grayson National Bank from 1999 to 2016. He is the managing partner of My Home Furnishings, LLC, a distributor specializing in youth furniture, located in Mt. Airy, North Carolina, and serves as President of Vaughan Furniture, Incorporated, a furniture distributor located in Galax, Virginia. The furniture industry has historically played a significant role in the local economy of many of the communities served by Parkway and Skyline National Bank, and furniture manufacturing still provides a significant source of employment within those communities. Mr. Vaughan's direct knowledge of this industry combined with his financial and managerial experience makes him a valuable resource to the Board. Mr. Vaughan also serves on the Boards of Directors for Vaughan Furniture Company, Inc., Big "V" Wholesale Company, Inc., the Vaughan Foundation, and Galax Hope House Ministries, Inc.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE NOMINEES SET FORTH ABOVE.

In addition to the specific qualifications noted above, all of our directors are active, well respected members of the communities we serve.  Their personal relationships with both current and prospective customers in those communities are an invaluable resource to the Company and the Bank.

Other Directorships

No director is or has been a director during the preceding 5 years of any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended.

Executive Officers Who Are Not Directors
Blake M. Edwards, Jr. (51) – Mr. Edwards, Executive Vice President and Chief Financial Officer of Parkway, previously served as the Chief Financial Officer of Grayson and Grayson National Bank since 1999, and as Senior Executive Vice President since 2013. Prior to those positions, he worked with a public accounting firm where his primary focus was providing audit and advisory services to community banks. He is a graduate of Radford University. He has also attended the AICPA's School of Banking at the University of Virginia and the Graduate School of Bank Investments and Financial Management at the University of South Carolina. Mr. Edwards currently serves as Chairman of the Board of Trustees of Twin County Regional Healthcare, Inc., and as a director of the Blue Ridge Discovery Center.

Rebecca M. Melton (47) – Ms. Melton, Chief Risk Officer of Parkway, previously served as the Chief Credit Officer of Grayson National Bank since June 2011. Prior to joining Grayson National Bank, she worked at the OCC as a National Bank Examiner for thirteen years. She spent the majority of her career with the OCC examining community banks throughout the southeastern United States. Before joining the OCC, Ms. Melton worked for two years in the credit card department of a community bank. She has a Bachelor of Business Administration degree from Radford University.
Lynn T. Murray (61) – Mrs. Murray, Chief Retail Banking Officer of Parkway, joined Cardinal in April 2013 as a Senior Vice President and the Chief Administrative Officer. Mrs. Murray has over 20 years of experience in the banking industry. She most recently served as an independent consultant to community banks focusing her practice on building sales skills and improving performance of customer facing staff. Mrs. Murray previously spent 10 years in retail banking and marketing with banks in North Carolina and South Carolina. She is a graduate of Ithaca College in New York.
Mary D. Tabor (53) – Mrs. Tabor, Chief Credit Officer of Parkway, joined Cardinal in August 2013 as a Credit Manager, and was promoted to Chief Credit Officer in August 2014. Mrs. Tabor has 26 years of experience in the banking industry related to lending, underwriting and credit. Prior to joining Cardinal, Mrs. Tabor served in various roles with Central Fidelity, First National Bank and Stellar One. She earned a Bachelors and Masters in Agricultural Economics from Virginia Tech and is a graduate of the Stonier Graduate School of Banking.
Rodney R. Halsey (48) – Mr. Halsey, Chief Operations Officer of Parkway, previously worked for Grayson National Bank since 1992, when he began his career as Grayson National Bank's Loan Review Officer. From 1996 to 2001, Mr. Halsey served as Grayson National Bank's Assistant Vice President and Loan Officer. In 2002, he was promoted to Vice President of Information Systems/Loan Officer, and in 2009, Mr. Halsey was promoted to Senior Vice President of Information Systems/Commercial Loan Officer. In 2011, Mr. Halsey was named the Chief Operating Officer of Grayson National Bank. He graduated from Appalachian State University with a degree in Business Administration.

CORPORATE GOVERNANCE AND
THE BOARD OF DIRECTORS

General

The business and affairs of the Company are managed under the direction of the Board of Directors in accordance with the Virginia Stock Corporation Act and the Company's Articles of Incorporation and Bylaws.  Members of the Board are kept informed of the Company's business through discussions with the Chairman of the Board, the President and Chief Executive Officer and other officers, by reviewing materials provided to them and by participating in meetings of the Board and its committees.

Independence of Directors

The Board of Directors in its business judgment has determined that the following eleven of its thirteen members are independent as that term is defined by the Nasdaq Stock Market:  Dr. J. Howard Conduff, Jr., Bryan L. Edwards, T. Mauyer Gallimore, Thomas M. Jackson, Jr., R. Devereux Jarratt, Theresa S. Lazo, Carl J. Richardson, Melissa G. Rotenberry, James W. Shortt, John Michael Turman, and J. David Vaughan.

The Board considered the following transactions between us and certain of our directors or their affiliates to determine whether such director was independent under the above standards:


Prior to the merger, Grayson had an advisory agreement in place with Mr. Anderson under which he was paid for various consultative and advisory services related to customer, shareholder, and employee related issues. The agreement expired in September of 2014.  Mr. Anderson also served as President and Chief Executive Officer of Grayson from June 2000 until his retirement in September 2013.

Board Structure and Risk Oversight

Thomas M. Jackson, Jr. serves as the Chairman of the Board of Directors and J. Allan Funk serves as the President and Chief Executive Officer.  While the Company's bylaws and corporate governance guidelines do not require that the Company's Chairman and Chief Executive Officer positions be separate, the Board of Directors made the determination that these offices would be best served by two individuals.  Separating these positions allows the Chief Executive Officer to focus on day-to-day business operations of the Company, while allowing the Chairman of the Board to lead the Board in its fundamental role of providing advice to and independent oversight of management.  The Board of Directors believes that the position of Chairman of the Board is therefore best served by a director that is independent of management.

The Company faces a number of risks, including economic risks, environmental and regulatory risks and others, such as the impact of competition.  Management is responsible for the day-to-day management of risks the Company faces, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management.  The Board of Directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.

While the Board is ultimately responsible for risk oversight at the Company, the Board's standing committees assist the Board in fulfilling its oversight responsibilities in certain areas of risk.  The Audit Committee assists the Board in fulfilling its oversight responsibilities with respect to risk management in the areas of financial reporting, internal controls and compliance with legal and regulatory requirements.  The Compensation Committee of the Board assists the Board in fulfilling its oversight responsibilities with respect to the management of risks arising from compensation policies and programs.  The Board of Directors also receives regular reports directly from officers responsible for oversight of particular risks within the Company.  Further, the Board of Directors oversees risks through the establishment of policies and procedures that are designed to guide daily operations in a manner consistent with applicable laws, regulations and risks acceptable to the Company.

Committees of the Board

The Company has an Audit Committee and a Compensation Committee.  The Company does not have a standing Nomination Committee.

Audit Committee

The Audit Committee assists the Board of Directors in fulfilling the Board's oversight responsibility to the shareholders relating to the integrity of the Company's financial statements, the Company's compliance with legal and regulatory requirements, the qualifications, independence and performance of the Company's independent auditor and the performance of the internal audit function.  The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attestation services for the Company.

The members of the Audit Committee are Carl J. Richardson, Chairman, Melissa G. Rotenberry, Vice Chair, Bryan L. Edwards, Thomas M. Jackson, Jr., T. Mauyer Gallimore and John Michael Turman, each of whom is independent as that term is defined by the Nasdaq Stock Market.

The Company has not currently designated an "audit committee financial expert."  The Company is located in a rural community where such expertise is limited; however, the Board believes that the current members of the Audit Committee have the ability to understand financial statements and generally accepted accounting principles, the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves, an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions.  The Audit Committee met two times during the year ended December 31, 2016.

Compensation Committee

The Compensation Committee reviews senior management's performance and compensation and reviews and sets guidelines for compensation of all employees.  All decisions by the Compensation Committee relating to the compensation of the Company's executive officers are reported to the full Board of Directors.

The members of the Compensation Committee are Carl J. Richardson, Chairman, Dr. J. Howard Conduff, Jr., Vice Chair, Thomas M. Jackson, Jr., Jacky K. Anderson, James W. Shortt,  and J. Allan Funk.  Each member, with the exception of J. Allan Funk and Jacky K. Anderson, is independent as that term is defined by the Nasdaq Stock Market.  The Compensation Committee met two times during the year ended December 31, 2016.

Director Nomination Process

The Board does not believe it needs a separate nominating committee because the full Board is comprised predominantly of independent directors, with the exception of Messrs. Anderson and Funk, and has the time and resources to perform the function of selecting board nominees.  When the Board performs its nominating function, the Board acts in accordance with the Company's Articles of Incorporation and Bylaws but does not have a separate charter related to the nomination process.

In identifying potential nominees with desired levels of diversification, the Board of Directors takes into account such factors as it deems appropriate, including the current composition of the Board, the range of talents, experiences and skills that would best complement those that are already represented on the Board, the balance of management and independent Directors, Director representation in geographic areas where the Company operates, and the need for specialized expertise.  The Board considers candidates for Board membership suggested by its members and by management, and the Board will consider candidates suggested informally by a shareholder of the Company.

Shareholders entitled to vote for the election of directors may submit candidates for formal consideration by the Company if the Company receives timely written notice, in proper form, for each such recommended director nominee.  If the notice is not timely and in proper form, the nominee will not be considered by the Company.  To be timely for the 2018 annual meeting, the notice must be received within the time frame set forth below in "Proposals for 2018 Annual Meeting of Shareholders".  To be in proper form, the notice must include each nominee's written consent to be named as a nominee and to serve, if elected, and information about the shareholder making the nomination and the person nominated for election.  These requirements are more fully described in Section 2.5 of the Company's Bylaws, a copy of which will be provided, without charge, to any shareholder upon written request to the Secretary of the Company, whose address is Post Office Box 215, Floyd, Virginia 24019.

Communications with Directors

Any director may be contacted by writing to him or her c/o Parkway Acquisition Corp., Post Office Box 215, Floyd, Virginia 24019.  Communications to the non-management directors as a group may be sent to the same address, c/o the Secretary of the Company.  The Company promptly forwards, without screening, all such correspondence to the indicated directors.

PROPOSAL TWO

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors has appointed the firm of Elliott Davis Decosimo, PLLC as independent registered public accountants to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2017.  Elliot Davis Decosimo, PLLC served as our independent registered public accounting firm for the fiscal years ended December 31, 2014, 2015 and 2016.  Representatives of Elliott Davis Decosimo, PLLC are expected to be present at the Annual Meeting, will have an opportunity to make a statement, if they desire to do so, and are expected to be available to respond to appropriate questions from shareholders.

Although our bylaws do not require shareholder ratification or other approval of the retention of our independent registered public accounting firm, as a matter of good corporate governance, the Board of Directors is requesting that the shareholders ratify the appointment of Elliot Davis Decosimo, PLLC as our independent registered public accounting firm for the fiscal year ending December 31, 2017.  A majority of the votes cast by the holders of our common stock is required for the ratification of the appointment of Elliot Davis Decosimo, PLLC as our independent registered public accounting firm.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF ELLIOT DAVIS DECOSIMO, PLLC AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2017.

PROPOSALS FOR 2018 ANNUAL MEETING OF SHAREHOLDERS

The Company's Bylaws prescribe the procedure that a shareholder must follow to nominate directors or to bring other business before shareholders' meetings outside of the proxy statement process.  For a shareholder to nominate a candidate for director at the 2018 annual meeting of shareholders, notice of nomination must be received by the Secretary of the Company not less than 60 days and not more than 90 days prior to the one-year anniversary of the preceding year's annual meeting.  The notice must describe various matters regarding the nominee and the shareholder giving the notice.  For a shareholder to bring other business before the 2018 annual meeting of shareholders, notice must be received by the Secretary of the Company not less than 60 days and not more than 90 days prior to the one-year anniversary of the preceding year's annual meeting.  The notice must include a description of the proposed business, the reasons therefor, and other specified matters.  Any shareholder may obtain a copy of the Company's Bylaws, without charge, upon written request to the Secretary of the Company.  Based upon the date of May 9, 2017 for the 2017 annual meeting of shareholders, the Company must receive any notice of nomination or other business for the 2018 annual meeting of shareholders, no later than March 10, 2018 and no earlier than February 8, 2018.

C123456789

Parkway Acquisition Corp.

IMPORTANT ANNUAL MEETING INFORMATION 000004

ENDORSEMENT_LINE______________ SACKPACK_____________

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 12:00 a.m., EDT, on May 9, 2017.

Vote by Internet

- Go to **www.investorvote.com/PKKW**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Proxy Card

1234 5678 9012 345

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all the proposals.

Nominee	For	Withhold	Nominee	For	Withhold	Nominee	For	Withhold
01 - Thomas M. Jackson, Jr	☐	☐	02 - James W. Shortt	☐	☐	03 - Jacky K. Anderson	☐	☐
04 - Dr. J. Howard Conduff, Jr.	☐	☐	05 - Bryan L. Edwards	☐	☐	06 - J. Allan Funk	☐	☐
07 - T. Mauyer Gallimore	☐	☐	08 - R. Devereux Jarratt	☐	☐	09 - Theresa S. Lazo	☐	☐
10 - Carl J. Richardson	☐	☐	11 - Melissa G. Rotenberry	☐	☐	12 - John Michael Turman	☐	☐
13 - J. David Vaughan	☐	☐						

B Non-Voting Items

Change of Address — Please print your new address below.

Meeting Attendance
Mark the box to the right if you plan to attend the Special Meeting. ☐

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

When shares are held by joint tenants, both should sign. Executors, administrators, trustees, etc. should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

C 1234567890 J N T

1 U P X 3 2 7 0 4 4 1

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

02KYFB

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET <u>OR</u> TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

REVOCABLE PROXY — PARKWAY ACQUISITION CORP.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS MAY 9, 2017

The undersigned, having received the Notice of the Annual Meeting of Shareholders and Proxy Statement, hereby appoints Thomas M. Jackson, Jr. and James W. Shortt, jointly and severally, proxies, with full power to act alone, and with full power of substitution, to represent the undersigned and to vote, as designated below and upon any and all other matters that may properly be brought before such meeting, all shares of Common Stock that the undersigned would be entitled to vote at the Annual Meeting of Shareholders of Parkway Acquisition Corp., Inc., a Virginia corporation (the "Corporation"), to be held at the Wytheville Meeting Center, 333 Community Blvd., Wytheville, Virginia, 24382, on May 9th at 1:00 p.m., or at any adjournments thereof, for the following purposes:

This proxy, when properly executed, will be voted in the manner directed herein by the Shareholder. If no direction is given, this proxy will be voted for all the proposals.

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.